2/4/2016 1 Covisint Corporation Third Quarter Fiscal 2016 Results February 4, 2016

This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business and results of operations; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the extent we are able to maintain pricing with our customers at renewal; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; the success of our channel partner and certified partner strategies; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; and failure to protect our intellectual property. These and other risks and uncertainties associated with our business are described in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015. We assume no obligation and do not intend to update these forward-looking statements. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP measures is included in the appendix to this presentation. Covisint is a registered trademark of Covisint Corporation. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Forward Looking Statements 2

Continue to Enhance the Platform to Meet Market Demands 3 • Fall IoT Platform Release has been very well received in the market by customers and partners • Global platform expansion with new data centers in China and Europe • New User Experience and Real-Time Analytics framework to drive developer productivity • Launched new Industry Solution Templates in IoT Development Center • New IoT Device Plug-In Framework to make it simpler to integrate “Connected Things” into Covisint IoT Platform

4 Q3 FY16: Financial Overview Key Metrics ($ in thousands) Guidance Summary FY16 Subscription Revenue** (5%) - 0% Services Revenue 15-17% of Total Revenue Non-GAAP Net Loss* $(17) – (19) mil Free Cash Flow*** $(14) – (17) mil Total Shares Outstanding 40.4 mil Highlights • Cash at $37.6 million • Revenue & expense below plan, Net Income, Margins and Cash Flow consistent with plan • Continuing plan to invest in the future * Excludes the impact of stock compensation and the expensing of certain R&D costs (rather than capitalizing such costs), refer to the reconciliation of Q3 results on slide 6 and the reconciliation of guidance on slide 7. ** Y/Y growth *** Includes GAAP Cash Flow from Operating activities and Investing Activities and excludes Financing activities, refer to slide 6 for reconciliation. Q3 FY 16 Y/Y Q/Q Subscription Revenue $ 15,255 (3%) (0%) Services Revenue $ 3,907 (36%) 24% Total Revenue $ 19,162 (12%) 4% Q3 FY 16 Y/Y Q/Q Gross Profit $ 10,340 40% 4% Gross Margin 54% Stock Compensation Expense $ 15 Amortization of Capitalized Software $ 802 Non-GAAP Gross Profit* $ 11,157 23% 3% Non-GAAP Gross Margin 58% Net Loss $ (4,072) Stock Compensation Expense $ 517 Capitalized Internal Software Costs $ (1,039) Amortization of Capitalized Software $ 802 Non-GAAP Net Loss* $ (3,792)

Appendix

6 Q3 FY16: Non-GAAP Reconciliation ($ in thousands, except per share) Cash Flow $ 4,080 Net proceeds from exercise of stock awards $ 1,588 Vendor Financing Repayment $ (179) Effect of Exchange Rate Changes on Cash $ (60) Free Cash Flow*** $ 5,429 Q3'FY16 Cost of revenue 8,822 Adjustments: Stock compensation expense 15 Cost of revenue - amortization of capitalized software 802 Cost of revenue, non-GAAP 8,005 Q3'FY16 Research and development 3,100 Adjustments: Capitalized internal software costs (1,039) Stock compensation expense 23 Research and development, non-GAAP 4,116 Q3'FY16 Sales and marketing 8,564 Adjustments: Stock compensation expense 69 Sales and marketing, non-GAAP 8,495 Q3'FY16 General and administrative 2,699 Adjustments: Stock compensation expense 410 General and administrative, non-GAAP 2,289 Q3'FY16 Net loss (4,072) Adjustments: Capitalized internal software costs (1,039) Stock compensation expense 517 Amortization of capitalized software and other intangibles 802 Net loss, non-GAAP (3,792) Q3'FY16 Diluted EPS (0.10) Adjustments: Capitalized internal software costs (0.02) Stock compensation expense 0.01 Amortization of capitalized software and other intangibles 0.02 Diluted EPS, non-GAAP (0.09)

7 FY16: Non-GAAP Forecast Reconciliation ($ in millions) Forecast Net Loss (20.0) - (21.0) Capitalized internal software costs (3.0) - (5.0) Stock compensation expense 2.5 - 3.0 Amortization of capitalized software 3.5 - 4.0 Forecast Non-GAAP Net Loss (17.0) - (19.0) Forecast Net Change in Cash (12.6) - (15.6) Net proceeds from exercise of stock awards (2.0) - (2.2) Vendor Financing Repayment 0.6 - 0.8 Effect of exchange rate changes on cash - - - Forecast Free Cash Flow (14.0) - (17.0) FY 16